                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 11, 1997


                                   INTUIT INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)



         0-21180                                                77-0034661
------------------------                               -------------------------
       (Commission                                            (IRS Employer
      File Number)                                        Identification No.)


    2535 Garcia Avenue, Mountain View, CA                         94043
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   (Address of principal executive offices)                     (Zip Code)


                                 (415) 944-6000
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)





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ITEM 5:  OTHER EVENTS.

On June 11, 1997, Intuit Inc. (the "Company") announced that it had agreed to purchase 2,900,000 shares of common stock of Excite, Inc. ("Excite"), a leading provider of Internet search and navigation services, for a purchase price of $13.50 per share, or $39.2 million. These shares were purchased on June 25, 1997, pursuant to a Stock Purchase Agreement and ancillary agreements (collectively, the "Agreements") between the Company and Excite. The shares represent approximately 19% of Excite's outstanding common stock (after giving effect to the purchase). The Company expects to use the cost method of accounting for its investment in Excite common stock.

The Agreements give the Company a right of first refusal to participate in certain future issuances of Excite's securities (in order to prevent dilution of its percentage ownership of Excite securities), and registration rights with respect to the shares purchased on June 25, 1997, as well as any shares that might be purchased pursuant to the right of first refusal. The Agreements also place certain conditions on Company's ability to dispose of its shares of, or acquire additional shares of, Excite common stock. In addition, so long as the Company continues to hold at least 10% of Excite's outstanding common stock, the Company has the right to have a representative attend all Excite Board of Directors meetings in a non-voting observer capacity, or to designate a nominee for election to the Excite Board.

In connection with this investment, on June 11, 1997, the Company also announced an arrangement with Excite to jointly program, promote and distribute a new online financial channel. A Joint Activities Agreement outlining the business arrangement was signed on June 25, 1997. Under the agreement, the Company will be the exclusive provider and aggregator of consumer financial content for all of Excite's Internet services. Excite will provide hosting as well as advertising sales services and software services, and will become the exclusive search and navigation service promoted in the Company's Quicken, QuickBooks and TurboTax products. The channel is expected to include financial information and news, stock quotes, directories of services, tracking and decision tools and transactional services. The companies expect that any revenue generated will be from a combination of advertising and fees for enabling transactions for financial products and services.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.




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

(c)      Exhibits

         The following exhibits are filed herewith:

         Exhibit                        Document Description
         -------                        --------------------

         4.01                          Stock Purchase Agreement, dated as of June 11, 1997, between Excite and the Company (1)

         4.02                          Nomination and Observer Agreement, dated as of June 25, 1997, between Excite and the Company (1)

         4.03                          Registration Rights Agreement, dated as of June 25, 1997, between
                                       Excite and the Company (1)

         4.04                          Right of First Refusal Agreement, dated as of June 25, 1997, between
                                       Excite and the Company (1)

         4.05                          Amendment to Restated and Amended
                                       Investors' Rights Agreement, dated as of June 25, 1997, among Excite,
                                       Institutional Venture Partners VI,
                                       Institutional Venture Management VI, IVP
                                       Founders Fund I, L.P., Kleiner Perkins
                                       Caufield & Byers VII, KPCB VII Founders
                                       Fund, KPCB Information Sciences Zaibatsu
                                       Fund II and the Company (1)

-------------------------
(1) Incorporated by reference from the Company's report on Schedule 13D filed on July 7, 1997.





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       INTUIT INC.




Date:  July 11, 1997                   By:  /s/ GREG J. SANTORA
                                           -------------------------------------
                                                Greg J. Santora
                                                Vice President and Acting Chief
                                                Financial Officer








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                                  EXHIBIT INDEX




         Exhibit                        Document Description
         -------                        --------------------


         4.01                          Stock Purchase Agreement, dated as of June 11, 1997, between Excite and the Company (1)

         4.02                          Nomination and Observer Agreement, dated as of June 25, 1997, between Excite and the Company (1)

         4.03                          Registration Rights Agreement, dated as of June 25, 1997, between
                                       Excite and the Company (1)

         4.04                          Right of First Refusal Agreement, dated as of June 25, 1997, between
                                       Excite and the Company (1)

         4.05                          Amendment to Restated and Amended
                                       Investors' Rights Agreement, dated as of June 25, 1997, among Excite,
                                       Institutional Venture Partners VI,
                                       Institutional Venture Management VI, IVP
                                       Founders Fund I, L.P., Kleiner Perkins
                                       Caufield & Byers VII, KPCB VII Founders
                                       Fund, KPCB Information Sciences Zaibatsu
                                       Fund II and the Company (1)

-------------------------
(1) Incorporated by reference from the Company's report on Schedule 13D filed on July 7, 1997.